OPTIO N AGREEMENT

This  agreement  is dated  October 29th,  2012  is  made  by,  and  between  Black Star

231  Corp., here  after  referred  to  as  Black  Star,  and  Abby  Inc.,  hereafter  referred  to  as

Abby.  Black Star and Abby are herein collectively  referred to  as the  Parties.  The  parties make the following  Recitals and Agreement.

RESITALS

Black  Star  has  identified  drilling  prospects  and  holds  oil  and  gas  leases on  the prospects in  Richardson County,  Nebraska. The description  of the  prospect  land is  included  in the  data  previously  provided  to  Abby. The  subject  two  well  drilling

program   on   the   prospect   acreage  is  known   as  the   two   well   "Rose   Dome

Program".

Abby   intends  to  participate   in  the   Rose  Dome  Program  by  purchasing  and

owning  working  interest  in  the  two  well  exploration  projects  to  drill for  oil/gas on prospect  leases.

Black  Star  has  supplied  Abby with  maps,  reports  and  support  data for  the  Rose

Dome  Program and  held  teleconference  calls to  answer  questions  regarding  the

Rose  Dome  Program, and Abby  has confirmed  to  Black Star tha t they,  and  their funding  partners  wish to  participate  to  a minimum  percentage of  75% of the  turn key  cost  of  the  two  well  program  and  own  75%  of  the  working  interest  in  the program,  and 75% of the working  interest  revenues, if any,  resulting from the  two initial  wells  in  the  Program. Abby  agrees tha t  the  information  provided  them  by

Black  Star  shall  remain  confidential.  Abby's  ownership  in  the  Program  will  be under the terms  and conditions of the  program's  Participation Agreement.

The  parties  acknowledge  tha t  Abby  has  had  unavoidable  delays  owing  to  the time required for their  investors to be contacted and for actual funding.

To secure Abby's optional  reservation of  75% working  interest  in the  Rose Dome

Program  until  funding   delays  are  concluded,  Black  Star  and  Abby  make  the following  agreement.

AGREEMENT

All  of  the  terms,  conditions,  and  cash amounts  of  the  Rose  Dome  Program  are

contained   and   established   in   the   Participation   Agreement   and   Operating

Agreement.

The  Parties  agree tha t  for  and  in  consideration  of  a  nonrefundable  payment  of

$15,000  USD, Black Star will grant to  Abby  a futur e  option,  as described  below,

to  participate   in  the  two  well   Rose  Dome  Program.  Black  Star  will  hold  and

reserve  Abby's  75%  working  interest  in  and  to  the   Rose  Dome  Program  until

December  24th, 2012. This Option to  participate for  75% of the working  interest  in

the  two  well   Rose  Dome  Program  may  be  extended,  at  Abby's  option,  until

February  24th  2013 for  an  additional  non-refundable  payment  of  $80,000. In  the event  Abby  elects  to  extend  the  option  period  until  February  24th  2013,  said

$80,000  non-refundable  payment  must  be  received  by  Black  Star  no  later  than

December  24th, 2012.

In the  event Abby elects to  exercise their  option  to  extend the  deadline date until

February  24th,  2013 as described above, Black Star will  then  use their  best effor t to  extend the  primary  term  of the  oil and gas leases upon where the  Rose Dome

Program wells will  be drilled.

The option  granted  herein does not create an obligation for Abby to  participate  in the  Rose  Dome  Program or  create any  other  obligation  to  Black Star as a  result of  this  agreement,  except  any  obligations  stated  herein.  Funds described above shall be wire  transferred  to the  account of  Black Star at the  UMB bank in  Kansas

City,  Missouri,  USA, contemporaneously  with  the  Parties  signing  this  "Option

Agreement".

Abby's  initial  $15,000  USD non-refundable  payment  shall  be  consideration  for

Black  Star granting  the  optional futur e  reservation to  participate  in  said Program by signing the  program's  documents and depositing with  Black Star, funds  in the amount  stated in the two well  Rose Dome Program's Participation Agreement, no

later  than   December  24th  2012.  The  Parties  both  agree  said  funds  are  non

refundable   in   the   event   Abby   does  not   exercise  their   option   to   fund   and

participate for  75% of the  Rose Dome Program by the dates set fort h herein.

In the event Abby does exercise their  option to  participate  by funding  75% of the

Rose  Dome  Program by  December 24th,  2012, the  initial  $15,000  paid to  Black

Star  as  nonrefundable  consideration  shall  not  be  applied  to  reduce  Abby's firs t call  cash contribution  for  their  75% of  the  Rose  Dome  Program's initial  firs t  call turn-key  cost as described in the  Participation Agreement.

In  the   event  Abby  elects  to  extend  the   deadline  date  for   participation   until

February   24th,  2013,  as  described  above,  the  $80,000  consideration  paid  to

Black   Star   by   Abby,   shall   not   be   applied   to   reduce   any   of   Abby's  cash

contribution   requirements  to  participate  for  75%  in  the  two  well   Rose  Dome

Program.   The   cash   requirements   for   said   Program   are   described   in   the

Program's Participation Agreement.

Black  Star  and  Abby  agree tha t  five  of  Black  Star's oil/gas  leases which  adjoin

the  two  well  Rose  Dome  Program  leases,  as  described  in  the  two  well   Rose

Dome  Participation  Agreement  are  not  a  part  of  this  agreement.  Abby  may

secure  the   preferential  firs t  option  to   participate   in  the  five  adjoining  oil/gas

leases tha t  Black Star holds.  Participation in the five  oil/gas leases by Abby shall

be  on  the  same  terms  and  conditions  as  the  two  well   Rose  Dome  Program,

unless  a different  basis of  participation  is agreed  upon  by the  Parties. Abby may elect  to  secure  an  option  on  the  five  leases  listed  below  by  paying  the  sums

below   on  or   before  the   dates   shown   below   and   returning   the   Participation

Agreements  for  each  lease  sign  by  a  duly  authorized  officer  of  Abby.  Attached hereto,  as  Exhibits  one  through  five,  are  the  Participation  Agreements  for  the subject  five  leases.

Assuming  Abby  elects to  secure their  option  to  participate  in  drilling  on  the  five leases below, Abby will  return the futur e  proposed program documents  signed by a duly  authorized  officer  of Abby,  and deposit the futur e  program's  funds for  their

proportionate   75%  of  the  working   interest  withi n  35  days  of  their  election  to

secure the  options  for  leases #1  through  #5  below.  For and in consideration  of  a payment  to  Black Star of  $5,000  USD for  each lease listed  below,  Black Star will grant  said futur e option to  participate  under the terms  herein and the  Participation agreement  attached  hereto  as Exhibits.

THE  FIV E ADJOININ  G  LEASES

All  Rose  Dom e  and  Adjoinin g  Leases  are  in  Townshi p  1 North .   Rang e  14

East  in  Richardson   County.  Nebraska .

Lease #1,  a payment to  Black Star of $5,000  USD by  November 13/ 2012

Lease #1,  Stalder Cattle Company-Part of  SE/4 of the  NE/4  and the  E/2 of the

SE/4 of section 26, containing  87 acres m/l.

Lease #2,  a payment to  Black Star of $5,000  USD by November 20/ 2012

Lease #2,  R.J.  Stalder et al-N/2 and the  SE/4 section 25, and parts of the e/2 of the  SW/4 and the  N/2 of the  NE/4 of section 26, and the  E/2, and the  S/2 of the

SW/4 of section 36, in all containing  1,057  acres m/l.

by  November 27/ 2012Lease #3,  a payment to  Black Star of $5,000 USD

Lease #3,  Stalder Cattle Company-SW/4 of section 35, containing  156 acres m/l.

Lease #4  a payment to  Black Star of $5,000  USD by December 4/ 2012

Lease #4,  Thompson-Parts of the  NW/4 of section  13, containing  117 acres m/l.

Lease #5,  a payment to  Black Star of $5,000  USD by  December 11/ 2012

Lease #5,  Phillips, SW/4 of section  13, containing  160 acres m/l.

When  any   of  the   development   wells   subject   to   this   Option  Agreement   are

proposed by  Black Star,  Black Star will  notif y Abby of the  proposed  development

program,   and  Abby   will   have   35   days  to   sign  the   development   program's

Participation  agreement  and forward  funding  to  Black Star.  Black Star will  use its best  efforts  to  commence  drilling  wells  then  included  in  the  futur e  development program withi n 45 days of their  receipt of the development  program's  documents,

being  signed  by  a  duly  authorized  officer  of  Abby,  and  Black  Star's  receipt  of

Abby's percentage share of the futur e development  programs  funds.

In  accordance with  Abby's  preferential  firs t  righ t to  participate  in futur e  wells  on

the   Program  oil   and   gas   leases,  Abby  may   also  propose  wells  on  leases

adjoining  the  leases on  which  the  two  well  Rose  Dome  Program  wells  will  be drilled. In the  event Abby  proposes wells to  be drilled, and delivers to  Black Star the  signed program documents and funds,  Black Star agrees to  obtain Nebraska drilling  permits  and  commence  drilling  the  Abby  proposed  wells  as  soon  as  is practical.  Any futur e  wells  proposed by  Abby  will  be  under  the  same terms  and

conditions   as   stated   in   the   two   well   Rose   Dome   Program's   Participation

Agreement.

Black  Star  acknowledges tha t Abby  is  a  publicly  traded  Company, and  as  such,

is  subject  to  exchange  regulation  and  restrictions  on  information   and  results

released  regarding  projects  which  Abby  is  an  interest  owner.  Black Star agrees

that  they   will   not   make  public   news  releases  regarding   results  of   activities

described  herein  withou t  Abby's writte n  authorization.  Abby  agrees  to  mention

Black Star as an interest  owner in said activities in their  public news  releases.

The  Parties agree tha t this  "Option Agreement"  represents the  entire  agreement between the Parties.

This  agreement  shall  become  effective  upon  Black  Star's  receipt  of  the  funds stated above, however this agreement shall become null and void and of no force or  affect  if  said  signed documents  and funds  are  not  received by  Black Star no later than  November 1st, 2012.

This   agreement   can   be   signed   by   each   of   the    Parties,   and   delivered

electronically withou t reduction in its  authority.

Abby,  Inc.

Black Star 231  Corp.

By

Thomas Forzani

President